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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 14, 2002

                         AMERICAN LEISURE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                              FREEWILLPC.COM, INC.
                           (Former name of registrant)

NEVADA                                    333-48312                        75-2877111
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
incorporation or organization)

                               Park 80 Plaza East
                              Saddlebrook, NJ 07663
           (Address of principal executive office, including zip code)

                                 (201) 226-2060
                     (Telephone number, including area code)

         On June 28, 2002, the registrant, American Leisure Holdings, Inc., ("AMLH"), filed a Current Report on Form 8-K with the Securities and Exchange Commission reporting the acquisition of the following companies:

   o   American Leisure, Inc., a Florida corporation

   o   American Professional Management Group, Inc., a Florida corporation

   o   Sunstone Golf Resort, Inc., a Florida corporation

   o   Leisureshare International Ltd., a UK corporation

         By this amendment, AMLH is filing the required audited financial statements and pro forma financial information. For accounting purposes, the acquisition is being accounted for as a reverse acquisition, with American Leisure, Inc. as the acquirer. The historical financial statements of American Leisure, Inc. became the historical financial statements of AMLH, and the assets and liabilities of AMLH are accounted for as required under the purchase method of accounting. Results of operations of AMLH are included in the financial statements to June 30, 2002, the effective date of the merger.

Item 5   Other Events

         Edward Seaga resigned from AMLH's board of directors effective August 26, 2002.

Item 7   Financial Statements and Exhibits

(a)      Financial statements of businesses acquired

The following auditors' report and financial statements for American Leisure, Inc. are attached as Exhibit 99.1:

   o   Report of Independent Certified Public Accountants




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   o   Consolidated Balance Sheets as of December 31, 2001, 2000 and 1999

   o Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999

   o Consolidated Statements of Deficit in Stockholders' Equity for the years ended December 31, 2001, 2000 and 1999

   o Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999

   o   Notes to Financial Statements

   o   Consolidated Balance Sheet as of June 30, 2002

   o   Consolidated Statement of Operations for the six months ended June 30,
       2002

   o   Consolidated Statement of Cash flows for the six months ended June 30,
       2002

   o   Notes to Unaudited Financial Statements

The following auditors' report and financial statements for American Professional Management Group, Inc. are attached as Exhibit 99.2:

   o   Report of Independent Certified Public Accountants

   o   Balance Sheets as of December 31, 2001, 2000 and 1999

   o   Statements of Operations for the years ended December 31, 2001, 2000 and 1999

   o Statements of Deficit in Stockholders' Equity for the years ended December 31, 2001, 2000 and 1999

   o   Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999

   o   Notes to Financial Statements

   o   Balance Sheet as of June 30, 2002

   o   Statement of Operations for the six months ended June 30, 2002

   o   Statement of Cash Flows for the six months ended June 30, 2002

   o   Notes to Unaudited Financial Statements

The following auditors' report and financial statements for Sunstone Golf Resort, Inc. are attached as Exhibit 99.3:

   o   Report of Independent Certified Public Accountants

   o   Balance Sheets as of December 31, 2001 and 2000

   o   Statements of Operations for the years ended December 31, 2001 and 2000

   o Statements of Deficit in Stockholders' Equity for the years ended December 31, 2001 and 2000

   o   Statements of Cash Flows for the years ended December 31, 2001 and 2000

   o   Notes to Financial Statements

   o   Balance Sheet as of June 30, 2002

   o   Statement of Operations for the six months ended June 30, 2002

   o   Statement of Cash Flows for the six months ended June 30, 2002

   o   Notes to Unaudited Financial Statements

The following auditors' report and financial statements for Leisureshare International Ltd are attached as Exhibit 99.4:

   o   Report of the Directors

   o   Statement of Directors Responsibilities

   o   Auditors Report

   o Consolidated Profit and Loss Accounts for the years ended December 31, 2001 and 2000

   o   Consolidated Balance Sheets as of December 31, 2001 and 2000

   o Consolidated Statements of Cash Flows for the years ended December 31, 2001 and 2000

   o   Notes to Financial Statements

   o Consolidated Profit and Loss Accounts for the six months ended June 30, 2002 and 2001

   o   Consolidated Balance Sheets as of June 30, 2002 and 2001

   o Consolidated Statements of Cash Flows for the six months ended June 30, 2002 and 2001

   o   Notes to Unaudited Financial Statements


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(b)      Pro forma financial information

         The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.5:

   o   Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002

   o Pro Forma financial information for the year ended December 31, 2001 and six months ended June 30, 2002

   o   Notes to Pro Forma Condensed Consolidated Financial Statements

(c)      Exhibits

       10.1 Consulting Agreement by and between OTC Derivatives & Co., SA and American Leisure, Inc. dated February 14, 2002

       99.1 Financial statements for American Leisure, Inc.

       99.2 Financial statements for American Professional Management Group,
            Inc.

       99.3 Financial statements for Sunstone Golf Resort, Inc.

       99.4 Financial statements for Leisureshare International Ltd.

       99.5 Pro forma financial information

       99.6 Executive Summary

Item 9   Regulation FD Disclosure

         AMLH's Executive Summary is attached hereto as Exhibit 99.6 and included in this Form 8-K solely for purposes of disclosure under Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2002               AMERICAN LEISURE HOLDINGS, INC.

                                        By: /s/ L. WILLIAM CHILES
                                            ---------------------
                                        L. William Chiles,
                                        Chief Executive Officer



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                          STATEMENT OF DIFFERENCES
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